UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 27, 2013

Mandalay Digital Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-10039	22-2267658
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

2811 Cahuenga Blvd West Los Angeles, CA	90068
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 472-5461

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 27, 2013, the Company announced that the underwriter of its recently closed underwritten public offering of common stock exercised its over-allotment option to purchase an additional 529,515 shares of common stock from the Company out of a total over-allotment option of 725, 806 shares. The closing of the over-allotment option occurred on September 27. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

5.1	Opinion of Manatt, Phelps & Phillips, LLP
23.1	Consent of Manatt, Phelps & Phillips, LLP (included in Exhibit 5.1)
99.1	Press Release, dated September 27, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mandalay Digital Group, Inc.

Dated: September 27, 2013	By:	/s/ Peter Adderton
Peter Adderton
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Manatt, Phelps & Phillips, LLP
23.1	Consent of Manatt, Phelps & Phillips, LLP (included in Exhibit 5.1)
99.1	Press Release, dated September 27, 2013